Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	NOTE 6 – SUBSEQUENT EVENTS On August 6, 2015 the Company issued 129,870 shares of common stock in connection with the conversion of $10,000 in principal amount of a convertible note.

NOTE 10 – SUBSEQUENT EVENTS

On January 8, 2015, the Company issued a 3% Original Issue Discount Convertible Note to an accredited investor in the amount of $109,000 with a term of one (1) year and a conversion price equal to the lower of $0.50 or 80% of the share price that will be used by the Company in its next share issuance. In connection with the issuance of the note, the Company also issued 21,800 warrants with an exercise price of $0.63 per share and a term of 2 years.

On January 13, 2015, the Company amended two of its existing 12% notes totaling $100,000 to increase the interest rate from 12% to 15% and the number of shares issued on these notes from 25,000 shares to 50,000 shares.